UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 25, 2013

BEACON ENTERPRISE SOLUTIONS GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada (State of incorporation)	000-31355 (Commission File No.)	81-0438093 (IRS Employee Identification No.)

9300 Shelbyville Road, Suite 1020
Louisville, Kentucky 40222
(Address of principal executive offices)

502-657-3501
(Registrant’s telephone number, including area code)

Copies to:

Richard A. Friedman, Esq.

Henry Nisser, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

BEACON ENTERPRISE SOLUTIONS GROUP, INC.

JUNE 25, 2013

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This report contains some forward-looking statements.  Forward-looking statements give our current expectations or forecasts of future events.  You can identify these statements by the fact that they do not relate strictly to historical or current facts.  Forward-looking statements include statements regarding, among other things, (a) our projected sales, profitability and cash flows, (b) our growth strategies, (c) anticipated trends in our industries, (d) our future financing plans and (e) our anticipated needs for working capital. They are generally identifiable by use of the words “may,” “will,” “should,” “anticipate,” “estimate,” “plans,” “potential,” “projects,” “continuing,” “ongoing,” “expects,” “management believes,” “we believe,” “we intend” or the negative of these words or other variations on these words or comparable terminology.  These statements may be found under “Risk Factors” and “Business,” as well as in this Current Report on Form 8-K generally.  In particular, these include statements relating to future actions, prospective product approvals, future performance or results of current and anticipated sales efforts, expenses, the outcome of contingencies such as legal proceedings, and financial results.

Any or all of our forward-looking statements in this report may turn out to be inaccurate, as a result of inaccurate assumptions we might make or known or unknown risks or uncertainties. Therefore, although we believe that these statements are based upon reasonable assumptions, including projections of operating margins, earnings, cash flows, working capital, capital expenditures and other projections, no forward-looking statement can be guaranteed. Our forward-looking statements are not guarantees of future performance, and actual results or developments may differ materially from the expectations they express.  You should not place undue reliance on these forward-looking statements.

Information regarding market and industry statistics contained in this report is included based on information available to us which we believe is accurate. We have not reviewed or included data from all sources, and cannot assure stockholders of the accuracy or completeness of this data.  Forecasts and other forward-looking information obtained from these sources are subject to these qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services.

These statements also represent our estimates and assumptions only as of the date that they were made and we expressly disclaim any duty to provide updates to them or the estimates and assumptions associated with them after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events.

We undertake no obligation to publicly update any predictive statement in this report, whether as a result of new information, future events or otherwise, except as otherwise required by law.  You are advised, however, to consult any additional disclosures we make in reports we file with the SEC on Form 10-K, Form 10-Q and Form 8-K.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Merger Agreement

As previously reported in a Current Report on Form 8-K filed by Beacon Enterprise Solutions Group, Inc. (the “Company”) on May 14, 2013, on May 10, 2013, the Company entered into an Agreement and Plan of Merger with Beacon Acquisition Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (the “Initial Merger Sub”), and Optos Capital Partners, LLC, a Delaware limited liability company (“Optos”) which is wholly owned by Focus Venture Partners, Inc., a Nevada corporation (“Focus”). Thereafter, on June 19, 2013, the Company, Beacon Acquisition Sub, Inc., a Nevada corporation and wholly owned subsidiary of the Company (the “Merger Sub”), and Focus entered into an Amended and Restated Agreement and Plan of Merger (as so amended and restated, the “Merger Agreement”). Pursuant to the Merger Agreement, the Merger Sub merged with and into Focus with Focus continuing as the surviving corporation (the “Merger”).

Pursuant to the terms of the Merger Agreement: (i) All shares of (A) Series B Preferred Stock of Focus, par value $0.0001 per share (the “Focus Preferred B Shares”) and (B) common stock of Focus, par value $0.0001 per share (the “Focus Common Stock”) were converted into the right to receive an aggregate of 1,250,011 shares of Series D Preferred Stock of the Company, par value $0.01 per share (the “Beacon Series D Shares”); (ii) all shares of Series A Preferred Stock of Focus, par value $0.0001 per share, were converted into the right to receive an aggregate number of 1,000,000 shares of Series E Preferred Stock of the Company, par value $0.01 per shares (the “Beacon Series E Shares” and with the Beacon Series D Shares, the “Beacon Preferred Shares”), and (iii) all shares of capital stock of Merger Sub were converted into one share of Focus Common Stock. The consideration issued in the Merger was determined as a result of arm’s-length negotiations between the parties.

Each Beacon Series D Share is convertible into twenty (20) shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). In addition, the holders of the Beacon Series D Shares shall be entitled to notice of stockholders’ meetings and to vote as a single class with the holders of the Common Stock upon any matter submitted to the stockholders for a vote, and shall be entitled to such number of votes as shall equal the number of shares of Common Stock into which the Beacon Series D Shares are convertible into on the record date of such vote.

Each Beacon Series E Share is convertible into one (1) share of Common Stock. In addition, the holders of the Beacon Series E Shares shall be entitled to notice of stockholders’ meetings and to vote as a single class with the holders of the Common Stock upon any matter submitted to the stockholders for a vote, and shall be entitled to such number of votes as shall equal the number of shares of Common Stock into which the Beacon Series E Shares are convertible into on the record date of such vote.

The Merger Agreement contains customary terms and conditions for a transaction of this type, including representations, warranties and covenants, as well as provisions describing the merger consideration, the process of exchanging the consideration, and the effect of the Merger.

Pursuant to the terms of the Merger Agreement, within thirty days of the effective time of the Merger and subject to the receipt of the requisite approval of the stockholders of the Company, the Company shall amend its articles of incorporation to effectuate the following corporate actions: (i) increase the number of shares of authorized shares of Common Stock from 70 million to 100 million; (ii) change the name of the Company to “G5 Communications, Inc.” or if such name is not available, such other name as may be mutually agreed by the Company and Focus; and (iii) effectuate a reverse stock split of the Common Stock by a ratio of one-for-twenty.

The Beacon Preferred Shares issued to former holders of capital stock of Focus in the Merger were not registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon the exemption from registration provided by Section 4(2) of that Act and Regulation D promulgated thereunder, which exempts transactions by an issuer not involving any public offering.  These securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.  Certificates representing these securities contain a legend stating the same.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Assignment & Purchase Agreement

On June 19, 2013, Focus and 5G Investments, LLC (“5G”) entered into a securities purchase agreement (the “Purchase Agreement”) that provided for the present purchase by 5G of up to $3,500,000 of shares of Focus Preferred B Shares. On June 19, 2013, 5G purchased 30,000 Focus Preferred B Shares at a per share price of $50.00, for an aggregate purchase price of $1,500,000. On June 19, 2013, the Company, 5G and Focus executed an Assignment and Consent to Assignment Agreement (the “Assignment”) which provided for the assignment of the Purchase Agreement by Focus to the Company. As a result, 5G may purchase up to an additional $2,000,000 of the securities of the Company into which the Focus Preferred B Shares were converted in the Merger, i.e., the Beacon Series D Shares. The foregoing descriptions of the Purchase Agreement and the Assignment do not purport to be complete and are qualified in their entirety by reference to the complete text of the Purchase Agreement and the Assignment, which are filed as Exhibit 4.1 and Exhibit 10.1 hereto respectively, and are incorporated herein by reference.

Collateral and Guarantee

On June 19, 2013, as a condition to the effectiveness of the Merger, the Company guaranteed the outstanding indebtedness owed by the subsidiaries of Focus under a credit agreement involving Atalaya Administrative LLC, as Administrative Agent (“Atalaya”) by entering into an Amended and Restated Guarantee and Collateral Agreement (the “Guarantee Agreement”) by and among the Company, Focus, Optos, Jus-Com, Inc., Focus Fiber Solutions, LLC, Focus Wireless LLC and Atalaya. Pursuant to the Guarantee Agreement, the Company granted a security interest in all of its assets to Atalaya to secure its guaranty. Pursuant to the Guarantee Agreement, Atalaya has agreed not to exercise any of its remedies against the Company until October 31, 2013. The foregoing description of the Guarantee Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Guarantee Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Ferguson Agreement

On June 19, 2013, the Company, Focus and Christopher Ferguson (“Ferguson”) entered into an agreement (the “Ferguson Agreement”) pursuant to which Focus agreed to exercise its commercially reasonable efforts to cause the permanent removal and release of Ferguson and certain related parties from certain personal guarantees executed by him for debts of Focus (the “Released Obligations”), including, but not limited to, promissory notes, credit cards, credit facilities, equipment leases, capital leases, bonds, licenses, permits and insurance policies. In addition, Focus agreed to hold harmless and indemnify Ferguson against certain expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him in connection with certain claims or proceedings arising out of or related to the Released Obligations. The Company executed the Ferguson Agreement for the sole purpose of acknowledging the terms of the Ferguson Agreement. The foregoing description of the Ferguson Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Ferguson Agreement, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Pledge Agreement

On June 19, 2013, the Company, Focus, and certain former shareholders of Focus (collectively, the “Pledgors”) entered into a Pledge and Escrow Agreement with the escrow agent (the “Escrow Agent”) named therein (the “Pledge Agreement”). Pursuant to the Pledge Agreement, the Pledgors agreed to cause all Secured Liabilities (as hereinafter defined) to be fully paid and satisfied and, to secure the payment thereof, deposited an aggregate of 562,276 Beacon Series D Shares that they received in the Merger and pledged and granted a lien and security interest in and to such shares (collectively, including any shares of Common Stock into which they may be converted, the “Pledged Shares”), in favor of the Company, Focus, Optos and each subsidiary of Optos (collectively, the “Secured Parties”) as collateral for certain liabilities that may arise in connection with certain legal proceedings identified in the Merger Agreement (the “Secured Liabilities”). The Pledged Shares may, subject to certain exceptions as further described in the Pledge Agreement, be voted by the Pledgors during the term of the Pledge Agreement, which term shall, except as set forth in the Pledge Agreement, end on the earlier to occur of one (1) year from the date of the Pledge Agreement or the receipt by the Escrow Agent of a notice signed by all of the Secured Parties and the Pledgors notifying the Escrow Agent of the termination of the Pledge Agreement. The foregoing description of the Pledge Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Pledge Agreement, which is filed as Exhibit 10.4 hereto and is incorporated herein by reference.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Merger Agreement

Please see Item 1.01 (Entry into a Material Definitive Agreement) of this current report on Form 8-K, which is incorporated herein by reference.

The closing of the Merger took place on June 19, 2013 (the “Closing Date”) when the Articles of Merger were filed in the Office of the Nevada Secretary of State. The Articles of Merger are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

The Company will continue to be a “smaller reporting company,” as defined under the Exchange Act following the Merger.

Changes Resulting from the Merger

The Company intends to carry on the business of Focus as its primary line of business.  Focus is headquartered in Center Valley, Pennsylvania, and specializes in the design, engineering, installation, and maintenance of telecommunications infrastructure networks as well as providing various services including engineering consulting, design, installation and emergency response in various categories including cable rack/wiring build-outs, infrastructure build-outs, DC power installation, fiber cable splicing and security camera installation.

Expansion of Board of Directors; Management

In connection with the Merger, on June 19, 2013, all of the Company’s directors except for Bruce Widener resigned and the Company appointed Richard Coyle to its board of directors. All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors.  Officers are elected annually by the board of directors and serve at the discretion of the board.

The foregoing information is a summary of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, a copy of which are attached as an exhibit to this Current Report on Form 8-K.  Readers should review such agreement for a complete understanding of the terms and conditions associated with this transaction.

Description of Business of Focus

Focus is the parent company of Optos. Optos is a holding company operating in the telecommunications industry and operates its wholly-owned subsidiaries focused on the development of telecommunications networks and acting as a service and support provider. Optos operates the following wholly-owned entities:

•           Focus Fiber Solutions, LLC, a Delaware limited liability company (“Focus Fiber”), specializes in the design, engineering, installation, and maintenance of a telecommunications infrastructure network.

•          Jus-Com, Inc., an Indiana corporation (“Jus-Com”), is a telecommunication service provider providing various services including engineering consulting, design, installation and emergency response in various categories including cable rack/wiring build-outs, infrastructure build-outs, DC power installation, fiber cable splicing and security camera installation. Jus-Com also operates as a temporary and permanent staffing agency specializing in the telecommunications market.

Focus Fiber provides comprehensive network solutions to customers in the wireline and wireless telecommunications industry, as well as the cable television industry. Services performed by Focus Fiber generally include the design, installation, repair and maintenance of fiber optic, copper and coaxial cable networks used for video, data and voice transmission, as well as the design, installation and upgrade of wireless communications networks, including towers, switching systems and backhaul links from wireless systems to voice, data and video networks. Focus Fiber also provides emergency restoration services, including the repair of telecommunications infrastructure damaged by inclement weather, as well as premise wiring where it installs, repairs, and maintains the telecom structure within improved structures.

The combination of a growing North American wireless subscriber base, greater use of wireless data for consumer and enterprise applications and services, and the development of innovative consumer wireless data products has led to a significant increase in the amount of wireless data traffic on wireless networks. As a result, the traditional backhaul infrastructure that has historically linked wireless cell sites to broader voice, data and video networks is reaching capacity. To handle current and future wireless data traffic demands and to improve wireless network quality and reliability, wireless carriers are implementing plans to replace their legacy backhaul networks based on T-1 lines and circuit switching applications with fiber optic networks, typically referred to as “fiber to the cell site” initiatives. Optos believes these initiatives will continue several more years before the backhaul system upgrade is completed, resulting in additional opportunities to assist its wireless customers in their fiber to the cell site initiatives.

Optos anticipates increased long-term opportunities arising from plans by a number of wireless companies to deploy and implement 4G and Long Term Evolution (“LTE”) technology and networks throughout North America. These technologies are being deployed in the United States using a new spectrum, which effectively requires an entirely new network to be built. As a result, Optos expects significant capital expenditures will be made over a relatively long period of time as wireless carriers build out their 4G and LTE networks and then augment and optimize their networks for reliability and network quality. Optos believes wireless carriers are in the very early stages of their 4G and LTE network deployment plans.

Although fiber to the premises (“FTTP”) and fiber to the node (“FTTN”) deployment has slowed significantly since 2008, Optos expects fiber optic network build-outs will continue over the long-term as more Americans look to next-generation networks for faster internet and more robust video services. Optos believes more active network investment in FTTP and FTTN initiatives are more economically driven. Therefore, Optos believes that greater confidence in a recovering domestic economy may be required before companies resume investment in FTTP and FTTN network deployment. Optos believes that it is well-positioned to furnish infrastructure solutions for these initiatives throughout the United States.

RISK FACTORS

An investment in our Common Stock involves a high degree of risk. Before deciding whether to invest in our Common Stock, you should consider carefully the risks discussed below. There are numerous and varied risks, known and unknown, that may prevent us from achieving our goals. If any of these risks actually occur, our business, financial condition or results of operation may be materially adversely affected. In such case, the trading price of our Common Stock could decline and investors could lose all or part of their investment.

Risks related to Focus

Additional financing is necessary for the implantation of our growth strategy of Focus.

The Company may require additional debt and/or equity financing to pursue our growth strategy with respect to the business of Focus. GivenFocus’ limited operating history and existing losses, there can be no assurance that we will be successful in obtaining additional financing. Lack of additional funding could force us to curtail substantially our growth plans with respect to Focus or cease the operations of Focus. Furthermore, the issuance by us of any additional securities pursuant to any future fundraising activities undertaken by us would dilute the ownership of existing shareholders and may reduce the price of the Common Stock.  Furthermore, debt financing, if available, will require payment of interest and may involve restrictive covenants that could impose limitations on our operating flexibility. Our failure to successfully obtain additional future funding may jeopardize our ability to continue our business and operations.

Focus possesses a significant amount of accounts receivable and if it is unable to collect account receivables in a timely manner or at all, the Company’s cash flow and profitability will be negative impacted, which risk is heightened during unstable economic periods.

Focus extends credit to its customers as a result of performing work under contract prior to billing its customers for that work. These customers include telephone companies, cable television multiple system operators and others. The Company periodically assesses the credit risk of its customers and continuously monitors the timeliness of payments. Slowdowns in the industries the Company serves may impair the financial condition of one or more of its customers and hinder their ability to pay the Company on a timely basis or at all. Further bankruptcies or financial difficulties within the telecommunications sector could hinder the ability of Focus’ customers to pay it on a timely basis or at all, reducing Focus’ cash flows and adversely impacting its liquidity and profitability. Additionally, Focus could incur losses in excess of current bad debt allowances.

Focus must effectively manage the growth of its operations and effectively integrate acquisitions.

To manage its growth and effectively integrate acquisitions, Focus must continue to implement and improve its operations. Focus may not have adequately evaluated the costs and risks associated with this expansion, and its systems, procedures, and controls may not be adequate to support its operations. In addition, Focus’ management may not be able to achieve the rapid execution necessary to successfully offer its products and services and implement its business plan on a profitable basis. The success of Focus’ future operating activities will also depend upon its ability to expand its support system to meet the demands of its growing business. Any failure by Focus’ management to effectively anticipate, implement, and manage changes required to sustainFocus’ growth would have a material adverse effect on Focus’ business, financial condition, and results of operations.

Focus derives a significant portion of its revenues from a limited number of customers, and the loss of one or more of these customers could adversely impactFocus’ revenues and profitability.

Focus’ customer base is highly concentrated. Focus’ revenue may significantly decline if it were to lose one or more of its significant customers. In addition, revenues under Focus’ contracts with significant customers may vary from period-to-period depending on the timing and volume of work which those customers order or perform with their in-house service organizations. Additionally, consolidations, mergers and acquisitions in the telecommunications industries have occurred in the past and may occur in the future. The consolidation, merger or acquisition of an existing customer may result in a change in procurement strategies by the surviving entity. Reduced demand for Focus’ services or a change in procurement strategy of a significant customer could adversely affect its results of operations, cash flows and liquidity.

Risks Related to Focus’ Business and Industry

Service level agreements in Focus’ customer agreements could subject it to liability or the loss of revenue.

Focus’ contracts with customers typically contain service guarantees and service delivery date targets, which if not met by it, enable customers to claim credits against their payments to it and, under certain conditions, terminate their agreements. Focus’ inability to meet its service level guarantees could adversely affect its revenue and cash flow. While Focus typically has carve-outs for force majeure events, many events, such as fiber cuts, equipment failure and third-party vendors being unable to meet their underlying commitments or service level agreements with the Company, could impact its ability to meet its service level agreements and are potentially out of its control.

Focus’ backlog is subject to reduction and/or cancellation.

Focus’ backlog consists of the uncompleted portion of services to be performed under job-specific contracts and the estimated value of future services that it expects to provide under master service agreements and other long-term requirements contracts. Many of the Focus’ contracts are multi-year agreements, and Focus includes in its backlog the amount of services projected to be performed over the terms of the contracts based on its historical experience with customers and, more generally its experience in procurements of this type. In many instances, Focus’ customers are not contractually committed to procure specific volumes of services under a contract. Focus’ estimates of a customer’s requirements during a particular future period may not prove to be accurate, particularly in light of the current economic conditions and the uncertainty that imposes on changes in Focus’ customer’s requirements for its services. If Focus’ estimated backlog is significantly inaccurate or does not result in future profits, this could adversely affect Focus’ future growth and the price of the Common Stock.

Any failure of Focus’ physical infrastructure or services could lead to significant costs and disruptions that could reduce its revenues, harm its business reputation, and have a material adverse effect on its financial results.

Focus’ business depends on providing customers with highly reliable service. The services it provides are subject to failure resulting from numerous factors, including:

•	human error;

•	power loss;

•	physical or electronic security breaches;

•	fire, earthquake, hurricane, flood, and other natural disasters;

•	water damage;

•	the effect of war, terrorism, and any related conflicts or similar events worldwide; and

•	sabotage and vandalism.

Problems within Focus’ network, whether or not within Focus’ control, could result in service interruptions or equipment damage. In the past Focus has at times experienced instability in its equipment attributable to equipment failure and power outages. Although such disruptions have been remedied and the network has been stabilized, there can be no assurance that similar disruptions will not occur in the future. Focus has service level commitment obligations with substantially all of its customers. As a result, service interruptions or equipment damage could result in credits for service interruptions to these customers. Focus has at times in the past given credits to its customers as a result of service interruptions due to equipment failures. It cannot be assumed that the Focus’ customers will accept these credits as compensation in the future. Also, service interruptions and equipment failures may expose the Company to additional legal liability.

The failure of certain key suppliers to provide Focus with components could have a severe and negative impact upon its business.

Focus relies on a small group of suppliers to provide it with components for its products and services. If these suppliers become unwilling or unable to provide components, there are a limited number of alternative suppliers who could provide them. Changes in business conditions, wars, governmental changes, and other factors beyond Focus’ control could affect Focus’ ability to receive components from its suppliers. Further, it could be difficult to find replacement components if Focus’ current suppliers fail to provide the parts needed for these products and services. A failure by Focus’ major suppliers to provide these components could severely restrict Focus’ ability to provide Focus’ services and prevent it from fulfilling customer orders in a timely fashion.

The telecommunications industry is highly competitive, and contains competitors that have significantly greater resources and a more diversified base of existing customers than Focus does.

Many of Focus’ competitors within the telecommunications industry have greater financial, managerial, sales and marketing and research and development resources than Focus does and are able to promote their brands with significantly larger budgets. Many of these competitors have the added advantage of a larger, more diversified customer base. If Focus fails to develop and maintain brand recognition through sales and marketing efforts and a reputation for high-quality service, Focus may be unable to attract new customers and risk losing existing customers to competitors with better known brands.

In addition, significant new competition could arise as a result of:

•	The growth of installation departments within fiber option companies;

•	consolidation in the contractor industry, leading to larger competitors with more expansive networks; and

•	further technological advances rendering fiber optic broadband and other installation services outdated.

If Focus is unable to compete successfully, its business will be materially and adversely affected.

If Focus does not adapt to swift changes in the telecommunications industry, it could lose customers or market share.

The telecommunications industry is characterized by rapidly changing technology, evolving industry standards, frequent new service introductions, shifting distribution channels, and changing customer demands. Focus may not be able to adequately adapt its services or acquire new services that can compete successfully. Focus’ failure to obtain and integrate new technologies and applications could impact the breadth of Focus’ service portfolio resulting in service gaps, a less differentiated service suite and a less compelling offering to customers. Focus risks losing customers to its competitors if it is unable to adapt to this rapidly evolving marketplace.

In addition, the introduction of new services or technologies, as well as the further development of existing services and technologies, may reduce the cost or increase the supply of certain services similar to those that Focus provides. As a result, Focus’ most significant competitors in the future may be new entrants to the telecommunications industry. These new entrants may not be burdened by an installed base of outdated equipment or obsolete technology. Focus’ future success depends, in part, on its ability to anticipate and adapt in a timely manner to technological changes. Failure to do so could have a material adverse effect on Focus’ business.

Focus is subject to significant regulation that could change or otherwise impact it in an adverse manner.

Focus’ operations are subject to various federal, state and local laws and regulations. These laws and regulations include but are not limited to:

•	licensing, permitting and inspection requirements applicable to contractors, electricians and engineers;

•	regulations relating to worker safety and environmental protection;

•	permitting and inspection requirements applicable to construction projects;

•	wage and hour regulations;

•	regulations relating to transportation of equipment and materials, including licensing and permitting requirements; and

•	building and electrical codes.

Focus believes that it has all the licenses required to conduct its operations and that it is in substantial compliance with applicable regulatory requirements. However, Focus’ failure to comply with applicable regulations could result in substantial fines or revocation of Focus’ operating licenses, as well as give rise to termination or cancellation rights under Focus’ contracts or disqualify it from future bidding opportunities.

Legislative actions and initiatives relating to telecommunications may not result in an increase in demand for Focus’ services.

The American Recovery and Reinvestment Act of 2009 (“ARRA”) originally allocated $7.2 billion in funding to accelerate broadband deployment in rural areas of the country that have been without high-speed infrastructure. However, Focus cannot predict the actual benefits to it from the implementation of ARRA programs. For example, significant additional contracts resulting from investments for rural broadband deployment under the ARRA may not be awarded to Focus.

Risks Related to the Common Stock

There is a limited market for the Common Stock which may make it more difficult to dispose of your shares.

The Common Stock is currently quoted on the OTC Pink Sheets under the symbol “BEAC.” There is a limited trading market for the Common Stock. Accordingly, there can be no assurance as to the liquidity of any markets that may develop for the Common Stock, the ability of holders of Common Stock to sell their shares, or the prices at which holders may be able to sell their shares.

A sale of a substantial number of shares of Common Stock may cause its price to decline.

If the Company’s stockholders sell substantial amounts of their shares in the public market, the market price of the Common Stock could fall. These sales also may make it more difficult for the Company to sell equity or equity-related securities in the future at a time and price that the Company deems reasonable or appropriate.

The Common Stock is subject to the “penny stock” rules of the SEC and the trading market in the Common Stock is limited, which makes transactions in the Common Stock cumbersome and may reduce the value of an investment in our stock.

The SEC has adopted Rule 3a51-1, which establishes the definition of a “penny stock” for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, Rule 15g-9 requires:

•	that a broker or dealer approve a person's account for transactions in penny stocks; and
•	that the broker or dealer receives from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person's account for transactions in penny stocks, the broker or dealer must:

•	obtain financial information and investment experience objectives of the person; and
•	make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form:

•	sets forth the basis on which the broker or dealer made the suitability determination; and
•	that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

Generally, brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors to dispose of the Common Stock and cause a decline in the market value of our stock.

The Company has not paid dividends in the past and does not expect to pay dividends in the future. Any return on investment may be limited to the value of the Common Stock.

The Company has never paid cash dividends on the Common Stock and it does not anticipate paying cash dividends in the foreseeable future. The payment of dividends on the Common Stock would depend on earnings, financial condition and other business and economic factors affecting us the Company such time as the board of directors may consider relevant. If the Company does not pay dividends, the Common Stock may be less valuable because a return on your investment will only occur if the Company’s stock price appreciates.

Directors and Executive Officers, Promoters and Control Persons

The names, ages and positions of our directors and executive officers following the Merger, are as follows:

Name	Age	Title
Bruce Widener	51	President, CEO, Treasurer, Secretary and Director
Richard Coyle	45	Director

The principal occupations for the past five years (and, in some instances, for prior years) of each of our directors and executive officers are as follows:

Bruce Widener. Mr. Widener possesses over 19 years of industry experience. Prior to developing and forming the Company, Mr. Widener served as Chief Operating Officer of US Wireless Online, a provider of wireless internet access and related applications during 2006. From 2004 to 2006 Mr. Widener served as Senior Vice President of Corporate Development of UniDial Communications/Lightyear Network Solutions. Mr. Widener was an independent contractor with PTEK in 2002 and became Senior Vice President of Indirect Channel Sales in 2003 through 2004.

Richard Coyle. Mr. Coyle is an accomplished COO with a successful track record in transitioning poorly-performing business units into profitable ventures in both fiber optic communications and electric utilities industries. Mr. Coyle’s background spans over twenty years and has been focused on improving the operational, financial and market position of businesses. He has launched and managed innovative start-ups through grass roots approach as well as divesting/rationalizing various segments of the business to ensure shareholder growth/return. Cultivate strategic partnerships in Fortune 500 environments to maximize bottom line profitability and organizational performance in short time frames. Established and lead enterprise risk management functions through key initiatives along with overseeing the financial planning and budgeting departments of the fastest growing electric utility in the US. Mr. Coyle is also a community-involved leader and dedicates time to charitable causes.

All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Officers are elected annually by the board of directors and serve at the discretion of the board.

Family Relationships

None.

Legal Proceedings

As of the date of this report, there is no material proceeding to which any of our directors, executive officers, affiliates or stockholders is a party adverse to us.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our Common Stock as of the date hereof, by (a) each person who is known by us to beneficially own 5% or more of our Common Stock, (b) each of our directors and executive officers, and (c) all of our directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over their shares beneficially owned.

Name of Beneficial Owner (1)	Common Stock Beneficially Owned	Percentage of Common Stock (2)	Common Stock Beneficially Owned (3)	Percentage of Common Stock (3)
Bruce Widener (4)	3,254,167	7.96%	162,708	*
Richard Coyle	492,857 (5)	*	492,857	1.82%
All Executive Officers and Directors as a group (2 people)	3,747,024	9.06%	655,565	2.42%
5% Shareholders
John D. Rhodes III (6)	2,393,829	5.67%	119,691	*
TBK 327 Partners, LLC	6,129,821 (7)	13.23%	6,129,821	21.83%
TLP Investments, LLC	5,129,821 (8)	11.31%	5,129,821	18.94%
5G Investments, LLC	7,500,000 (9)	15.72%	7,500,000	27.69%
Charles Glasgow	4,000,000	9.95%	200,000	*

* Less than 1%.

(1)	Except as otherwise stated below, the address of each beneficial owner is care of the Company at 9300 Shelbyville Road, Suite 1020, Louisville, Kentucky 40222
(2)	Applicable percentage ownership is based on 40,217,913 shares of Common Stock outstanding as of June 25, 2013, together with securities exercisable or convertible into shares of Common Stock within 60 days hereof for each stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock that are currently exercisable or exercisable within 60 days hereof are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(3)	As discussed above, the Company intends, subject to the receiving the approval of its shareholders, to effectuate a 1 for 20 reverse split of the Comon Stock. These columns show the effect of the reverse split and the conversion of all the Beacon Series D Shares issued in the Merger and is based on 27,080,920 shares of Common Stock issued and outstanding. Beneficial ownership is otherwise calculated as set forth under note (2). There can be no assurance that the reverse split will be effectuated or that all shares of Beacon Series D Shares will be converted into Common Stock.
(4)	Includes 666,666 shares underlying presently exercisable stock options.
(5)	Consists of 24,650 Beacon Series D Shares which are convertible into Common Stock on a 1 for 20 basis.
(6)	Includes 166,666 shares underlying a presently convertible note and 1,816,662 shares underlying presently exercisable warrants
(7)	Consists of 256,488 Beacon Series D Shares which are convertible into Common Stock on a 1 for 20 basis and 1,000,000 Beacon Series E Shares which are convertible into Common Stock on a 1 for 1 basis. The control person of the beneficial owner is Christopher Ferguson.
(8)	Consists of 256,488 Beacon Series D Shares which are convertible into Common Stock on a 1 for 20 basis. The control person of the beneficial owner is Michael Palleschi.
(9)	Consists of 375,000 Beacon Series D Shares which are convertible into Common Stock on a 1 for 20 basis. The control person of the beneficial owner is Hugh Regan, the President of 5G Management, LLC, the beneficial owner’s Manager.

Indemnification of Directors and Officers

Section 78.138 of the Nevada Revised Statutes, as amended (“NRS”) provides that a director or officer will not be individually liable unless it is proven that (i) the director's or officer's acts or omissions constituted a breach of his or her fiduciary duties, and (ii) such breach involved intentional misconduct, fraud or a knowing violation of the law.

Section 78.7502 of NRS permits a company to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending or completed action, suit or proceeding if the officer or director (i) is not liable pursuant to NRS 78.138 or (ii) acted in good faith and in a manner the officer or director reasonably believed to be in or not opposed to the best interests of the corporation and, if a criminal action or proceeding, had no reasonable cause to believe the conduct of the officer or director was unlawful.

Section 78.751 of NRS permits a Nevada company to indemnify its officers and directors against expenses incurred by them in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of final disposition thereof, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the company. Section 78.751 of NRS further permits the company to grant its directors and officers additional rights of indemnification under its articles of incorporation or bylaws or otherwise.

Section 78.752 of NRS provides that a Nevada company may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the company has the authority to indemnify him against such liability and expenses.

Our Articles of Incorporation implement the indemnification provisions permitted by Chapter 78 of the NRS by providing for the indemnification of our directors to the fullest extent permitted by the Nevada Revised Statutes and provide that we may, if and to the extent authorized by our board of directors, so indemnify our officers and any other person whom we have the power to indemnify against liability, reasonable expense or other matter.  This indemnification policy could result in substantial expenditure by us, which we may be unable to recoup.

Insofar as indemnification by us for liabilities arising under the Exchange Act may be permitted to our directors, officers and controlling persons pursuant to provisions of the Articles of Incorporation and bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy and is, therefore, unenforceable.  In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Exchange Act and will be governed by the final adjudication of such issue.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted.  We are not aware of any threatened litigation or proceeding which may result in a claim for such indemnification.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Please see Item 1.01 (Entry into a Material Definitive Agreement) of this current report on Form 8-K, which is incorporated herein by reference.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

Please see Item 1.01 (Entry into a Material Definitive Agreement) and Item 2.01 (Completion of Acquisition or Disposition of Assets) of this current report on Form 8-K, which is incorporated herein by reference. Pursuant to the Merger Agreement, effective as of June 19, 2013, the Company issued to the former shareholders of Focus 1,250,011 Beacon Series D Shares and 1,000,000 Beacon Series E Shares.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Please see Item 2.01 (Completion of Acquisition or Disposition of Assets) of this current report on Form 8-K, which is incorporated herein by reference.

Effective June 17, 2013, Dr. John D. Rhodes, III and J. Sherman Henderson, III resigned as Directors of the Company. Effective June 19, 2013, Bruce W. Widener was appointed Secretary and Treasurer of the Company.

Effective June 19, 2013, Richard Coyle was appointed as a member of the board of directors of the Company.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective June 19, 2013, the Company adopted Amended and Restated Bylaws (“Restated Bylaws”). The Restated Bylaws include specific modifications allowing the Board to increase the size of the Board to up to 7 directors and modifying the shareholder quorum requirement. The foregoing description of the Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restated Bylaws, which is filed as Exhibit 3.2 hereto and is incorporated herein by reference.

In connection with the Merger Agreement described above, the Board of Directors authorized the designation of a new series of preferred stock, the Beacon Series D Shares, out of its available “blank check preferred stock” and authorized the issuance of up to 2,000,000 Beacon Series D Shares. The Company filed a Certificate of Designation with the Secretary of State of the State of Nevada on June 17, 2013. Under the Certificate of Designation, each Beacon Series D Share has various rights, privileges and preferences, including: (i) a stated value of $4.00 per share; (ii) conversion into 20 shares of Common Stock (subject to adjustments) upon the filing of the amendment to the Company’s Articles of Incorporation incorporating the 1 for 20 reverse stock split required by the Merger Agreement; and (iii) a liquidation preference in the amount of the stated value. The foregoing description of the Certificate of Designation of the Series D Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Designation of the Series D Preferred Stock, which is filed as Exhibit 3.3 hereto and is incorporated herein by reference

In connection with the Merger Agreement described above, the Board of Directors authorized the designation of a new series of preferred stock, the Beacon Series E Shares, out of its available “blank check preferred stock” and authorized the issuance of up to 1,000,000 Beacon Series E Shares. The Company filed a Certificate of Designation with the Secretary of State of the State of Nevada on June 17, 2013. Under the Certificate of Designation, each Beacon Series E Share has various rights, privileges and preferences, including (i) a liquidation value of $1.00 per share (subject to adjustments); (ii) mandatory redemption of 10,000 shares per month at the liquidation value; and (iii) conversion at the option of the Company of all outstanding Beacon Series E Shares at a price equal to half the liquidation value after 48 mandatory redemption payments have been made. The foregoing description of the Certificate of Designation of the Series E Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Designation of the Series E Preferred Stock, which is filed as Exhibit 3.4 hereto and is incorporated herein by reference

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired

The financial statements of Focus will be filed within 71 calendar days of this Current Report on Form 8-K.

(b)	Pro forma financial information

The pro forma financial information showing the effects of the acquisition of Focus will be filed within 71 calendar days of this Current Report on Form 8-K.

(d)	Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this report.

2.1	Agreement and Plan of Merger*
3.1	Articles of Merger*
3.2	Restated Bylaws*
3.3	Certificate of Designation of the Series D Preferred Stock
3.4	Certificate of Designation of the Series E Preferred Stock
4.1	Purchase Agreement
10.1	Assignment
10.2	Guarantee Agreement
10.3	Ferguson Agreement
10.4	Pledge Agreement

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ENTERPRISE SOLUTIONS GROUP, INC.

Date: June 25, 2013	By:	/s/ Bruce Widener
Bruce Widener
Chief Executive Officer

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